Rule 497(e)
Legg Mason Partners Investment Funds, Inc.	File Nos. 2-74288
and 811-03275

Supplement dated November 20, 2006

to the Prospectus of Legg Mason Partners Multiple Discipline Funds All Cap and International

dated August 28, 2006

The following information replaces the applicable information in “Investments, risks and performance—Performance information” and “Investments, risks and performance—Example” in the fund’s Prospectus.

Performance information

As of November 20, 2006, the maximum initial sales charge on Class A shares of the fund increased from 5.00% to 5.75% for shares purchased on or after that date. Because the fund has not been in existence for a full calendar year, the fund does not have sufficient operating history to generate the performance information that other mutual funds show in bar and table form.

Example

The costs of investing in Class A shares of the fund will increase as a result of the increase in the maximum initial sales charge (as shown in the example below). This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$715	$1,010	$1,326	$2,222

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